Manitex International, Inc. (NASDAQ:MNTX) March 2010 Exhibit 99.1

Forward Looking Statements and
Non-GAAP Measures
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,”
“should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward looking statements speak only as of the date on which they are made, and the
Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s earnings releases on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.

Corporate Overview-
Manitex International
• Provider of boom trucks, sign cranes, forklifts, and specialized material handling equipment primarily used in commercial, state, local and international government, and military applications.
• Major industries served include energy (extraction and processing), utilities, railroads, commercial building, rental fleets, cargo transportation, and infrastructure development – roads and bridges.
• Historically serving North American markets; recent international diversification and growth.
• Senior Management has over 70 years of collective experience from well-
known industrial leaders such as Terex, Manitowoc, Grove, Rolls Royce, and
GKN Sinter Metals, Off-Highway and Auto Divisions.
• Liftking and Manitex combined have more than 16,000 units operating worldwide spanning equipment dealerships throughout the country.

Products Manitex, Manitex Liftking, Badger 4

MANITEX INTERNATIONAL

LOAD KING
A MANITEX International Company

Load King
•Load King Trailers, an Elk Point, South
Dakota-based manufacturer of specialized
custom trailers and hauling systems
typically used for transporting heavy
equipment.
•Consideration of $3.0 million; Load King’s
last five years average annual revenues
were approximately $23 million.
•Niche product line, well-recognized
quality brand name and accomplished
management team.
•Government and military relationships.
• Outstanding manufacturing capabilities.
• Strong distribution network, particularly
within the energy, railroad and
construction industries.

Company Background
•
2002: As a result of Manitowoc’s acquisition of Grove, Manitowoc was required to divest Manitex (their boom truck division).  Manitex was acquired in January 2003.
•
July 2006: Merger of Manitex into Veri-Tek Intl (Amex: VCC).
•
November 2006:  Manitex Acquisition of Liftking (formerly private).
•
July 2007: Acquisition of Noble forklift product line (formerly private).
•
August 2007: Sale of assets & closure of legacy VCC business.
•
May 2008: Refocus brand recognition. Change name to Manitex International, Inc.
•
May 2008: Change listing from Amex to NASDAQ and change ticker to MNTX.
•
October 2008: Acquisition of assets of Crane & Machinery and Schaeff Forklift
(formerly private).
•
July 2009: Acquisition of Badger Equipment Company.
•
December 2009: Acquisition of Load King Trailers.
Focused manufacturer of engineered lifting equipment

Company Timeline
Focused manufacturer of engineered lifting equipment
2002
Manitowoc
(NYSE:MTW)
acquires
Grove.
Manitowoc
divests
Manitex
(January)
December 2009:
Acquire Load
King Trailers
July 2009
Acquire Badger
Equipment Co
2009
2006
2007
2008
November
2006: Veri-Tek
Acquires LiftKing
July 2007:
VCC acquires
Noble forklift
August 2007:
Sale of assets
and closure of
legacy VCC
business
May 2008:
Name changed
to Manitex
International
and listed on
Nasdaq (MNTX)
October 2008:
Crane &
Machinery and
Schaeff Forklift
acquired
2007 Pro-Forma Annual Revenue
($M)
$0
$20
$40
$60
$80
$100
$120
$140
$160
FY 2007
Load King
Noble
Schaeff
Crane &
Machinery
Liftking
Manitex
July 2006:
Manitex merges
into Veri-Tek,
Intl. (VCC)

Business Strategy
•
Diversify product offering through R&D and acquisition.
•
International diversification, focus on growth markets , oil, gas, commodities mining.
– Russia / CIS market  > double North America
– Middle East
•
Expand margins through commitment to improved sourcing and manufacturing efficiencies.
•
Pursue cross-sell opportunities and add depth to distribution network.
– Manitex – 32 dealers covering all 50 states.
– Liftking – Combination of direct sales and dealer network.
– Noble Forklifts – Caterpillar distribution.
– Crane & Machinery – Direct sales of Manitex products.
– International experience.
•
Increase recurring revenues through replacement parts contracts.
•
Consolidate through accretive acquisitions of specialized industrial equipment companies.

MANITEX INTERNATIONAL

LOAD KING
A MANITEX International Company

Tail-Gator

Manitowoc
Manitowoc Boom Trucks

NOBLE

Manitex

MANITEX LIFTKING ULC

TEREX

Replacement Parts & Service -
Consistent Recurring Revenue
• Recurring revenue of approximately 24% of total sales
• Typical margins >40%
• Spares relate to swing drives, rotating components, and booms among others, many of which are proprietary
–
Serve additional brands
• Service team for crane equipment

Steadily Increasing Market Share
Even in Down Cycle
Boom Truck Crane Market
23.4%
16.7%
20.8%
29.6%
36.1%
76.6%
83.3%
79.2%
70.4%
63.9%
0%
25%
50%
75%
100%
2005 2006 2007 2008 2009
Market Share
0
500
1000
1500
2000
2500
3000
Units Shipped
MNTX Others Total Units Shipped

Growth Drivers –
2010 and Beyond
•
World wide improvements in GDP, economic recovery .
•
Increased rental market penetration with product developments and innovative distribution. Leverage synergy with railroad industry.
•
Developed products specifically for the following industries:  Oil & Gas, Power Grid
& Wind Power. (Manitex 50155S crane).
•
Any significant governmental infrastructure spending will be a potential spark to recovery for Manitex.
•
International expansion.
– New dealership agreements reached in Middle East, Russia, & with Caterpillar Global Distribution
Network.
– Achieved European CE Certification for 50 Ton Cranes in 2009.
– Manitex International made its first international sales in 2008 and has identified new markets to accelerate future growth (Russian market potential is estimated to be double that of North
America).
– 2009 international orders are over 10%.

Recent Developments
•
May 27, 2009 – Announced $7.0 million in new orders including $5.0 million for commercial boom truck cranes for the owner-operated and rental markets and $2.0 million for Liftking military container handling forklifts.
•
July 9, 2009 – Completed extension of maturities of term debt and LOC’s to 2012.
•
July 10, 2009 – Acquired Badger Equipment Company for $5.1 million; adds another niche product line of rough terrain cranes and expands dealer network.
•
July 27, 2009 – Announced  contract for $12.6 million for specialized forklifts for U.S.
armed forces and international agency.
•
August 3, 2009 – Announced $1.1 million in orders for new 50155S crane.
•
August 6, 2009 – Announced $3.1 million in orders for boom truck cranes for the Middle
East and orders for specialized forklifts for a new African customer.
•
December 2, 2009 - Announced $7.6 million of orders received for 1 st
half of 2010.
•
December 31, 2009 Acquired Load King Trailers.
•
February 8, 2010 – Announced $4 million of orders for end of 1 st
half 2010.

Key Management
Name Position Experience
David Langevin Chairman & CEO 20+ years principally with Terex
Andrew Rooke President &COO
20+ years principally with Rolls Royce, GKN Sinter
Metals, Off-Highway & Auto Divisions
David Gransee CFO & Treasurer
Formerly with Arthur Andersen. 15+ years with
Eon Labs (formerly listed)
Robert Litchev
President – Material
Handling & SVP
International Distribution
10+ years principally with Terex
Scott Rolston
SVP Sales & Marketing –
Manitex International
13+ years principally with Manitowoc
Tim Maxson President – Load King
23+ years principally with Genie, Raven & Aveo
and USAF
David Moravec CTO – Manitex 20+ years principally with Manitowoc

Select Financial Data (Reported)
Revenue 106,946
Gross Profit 19,919
Gross Margin 18.6%
Operating
Expense
13,566
EBITDA 8,461
EBITDA % to
sales
7.9%
Net Income 956
Cash flow from
operations
1,140
Full Year 12/31/07 Full Year 12/31/08
- Continuing operations only.
- $ in thousands, except percentages.
Revenue 106,341
Gross Profit 17,465
Gross Margin 16.4%
Operating
Expense
14,057
EBITDA 5,416
EBITDA % to
sales
5.1%
Net Income 2,198
Cash flow from
operations
(1,561)
Revenue 40,953
Gross Profit 7,713
Gross Margin 18.8%
Operating
Expense
7,937
EBITDA 1,556
EBITDA % to
sales
3.8%
Net Income (203)
Cash flow from
operations
2,403
Nine Months 9/30/09

Summary
Delivering sound operational and financial performance despite historic economic and industry-specific challenges.
•Growing market share.
•Increased penetration in oil and gas, power grid and rail.
•Rebound in military sales.
•Penetration into rental markets and networks.
•International orders are increasing.
•We have successfully scaled our business to perform in the current market conditions through cost rationalization.
•Focused on earnings, cash flow and working capital management.